UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

PSI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-38351	04-2608935
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11200 Waples Mill Road, Suite 200, Fairfax, VA	22030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 621-5823

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law Firm, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN COMPANY’S CERTIFYING ACCOUNTANT.

(a)	On February 15, 2018, PSI International, Inc., a Virginia corporation (the “Company”) notified BDO USA, LLP (“BDO”) that the Company was dismissing BDO as its independent registered public accounting firm, effective February 15, 2018. The Company’s Audit Committee of the Board of Directors approved the dismissal of BDO as the Company’s independent registered public accounting firm.

BDO’s report on the Company’s balance sheets as of December 31, 2016 and 2015 and the related statements of income, stockholder’s equity, and cash flows for each of the two years then ended did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the last two fiscal years ended December 31, 2016 and the subsequent interim period preceding the date of dismissal, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods.

During the two fiscal years ended December 31, 2016 and the subsequent interim period preceding the date of dismissal, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

The Company has provided BDO with a copy of the above disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. The Company will file the letter by amendment to this Form 8-K within two business days of receipt in compliance with Item 304(a)(3) of Regulation S-K.

(b)	On March 5, 2018, the Company’s engaged Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as its principal accountant to audit the Company’s financial statements and review the Company’s unaudited interim financial reports. During the Company’s two most recent fiscal years or subsequent interim period until the date of engagement, the Company has not consulted Baker Tilly regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did the entity of Baker Tilly provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Baker Tilly on any matter that was the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSI INTERNATIONAL, INC.

Dated: March 12, 2018	By:	/s/ Richard K. Seol
Richard K. Seol
President
(Principal Executive Officer)
(Principal Financial and Accounting Officer)